                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                            THE NEW AMERICA HIGH INCOME FUND, INC.
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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
                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                33 BROAD STREET
                          BOSTON, MASSACHUSETTS 02109

                                                                   March 8, 2002

Dear Stockholder:

    You are cordially invited to attend the 2002 Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, April 18, 2002 at 11:00 a.m. local time.

    We hope that you will be able to attend the Meeting. Whether or not you plan to attend the Meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope or vote your shares via the Internet or by touch tone telephone. Please act promptly to assure that your shares are represented at the meeting.

                                             Sincerely,

                              /s/ Robert F. Birch

                                             Robert F. Birch
                                             PRESIDENT

                                   IMPORTANT

PLEASE GIVE ALL OF THIS INFORMATION YOUR CAREFUL ATTENTION. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. CERTAIN COMMON STOCKHOLDERS MAY ALSO VOTE THEIR SHARES VIA THE INTERNET OR TELEPHONE AS DISCUSSED IN THE PROXY STATEMENT. RETURNING A SIGNED PROXY CARD OR AUTHORIZING A PROXY BY TELEPHONE OR OVER THE INTERNET TO VOTE YOUR SHARES WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU SUBSEQUENTLY CHOOSE TO ATTEND THE MEETING, BUT YOUR PRESENCE (WITHOUT FURTHER ACTION) AT THE MEETING WILL NOT IN ITSELF CONSTITUTE A REVOCATION OF A PREVIOUSLY DELIVERED PROXY.

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 18, 2002
                            ------------------------

To the stockholders of The New America High Income Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts, on Thursday, April 18, 2002 at 11:00 a.m. local time, for the following purposes:

    1. To elect five Directors of the Fund, two of whom shall be elected by the holders of the Fund's Series A, Series B, Series C and Series D Auction Term Preferred Stock (collectively, the "ATP"), and the remainder of whom shall be elected by the holders of the Fund's Common Stock and the Fund's ATP, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

    2. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

    The matters referred to above may be acted upon at the Annual Meeting or any adjournments thereof.

    The close of business on March 1, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. HOLDERS OF THE FUND'S COMMON STOCK SHOULD SIGN AND RETURN THE WHITE PROXY CARD. HOLDERS OF THE FUND'S AUCTION TERM PREFERRED STOCK SHOULD SIGN AND RETURN THE YELLOW PROXY CARD. CERTAIN COMMON STOCKHOLDERS MAY ALSO SUBMIT THEIR PROXIES OVER THE INTERNET OR BY TELEPHONE.

                                             By Order of the Board of Directors

                                             Richard E. Floor
                                             Secretary

March 8, 2002
Boston, Massachusetts

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                33 BROAD STREET
                          BOSTON, MASSACHUSETTS 02109
                                 (617) 263-6400
                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 18, 2002
                            ------------------------

    This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The New America High Income
Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts on Thursday, April 18, 2002 at 11:00 a.m. local time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 8, 2002.

    This proxy statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about March 8, 2002. The Board of Directors has fixed the close of business on March 1, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 68,522,408 shares of the Fund's Common Stock, par value $.01 per share (the "Common Stock"), were issued and outstanding and 6,000 shares of the Fund's Auction Term Preferred Stock (the "ATP"), par value $1.00 per share, liquidation preference $25,000 per share, were issued and outstanding, consisting of 1,600 shares of ATP Series A, 1,600 shares of ATP Series B, 1,200 shares of ATP Series C and 1,600 shares of ATP Series D. Each outstanding share of Common Stock and each outstanding share of ATP is entitled to one vote on all matters submitted to stockholders at the Annual Meeting of the relevant class or classes as described below. The Fund does not know of any person who beneficially owned more than 5% of the outstanding shares of the Common Stock or ATP at March 1, 2002.

    If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting (either by returning the paper proxy card or for certain holders of Common Stock, by submitting a proxy electronically by telephone or over the Internet), the shares represented thereby will be voted in accordance with the instructions indicated thereon by the stockholder. Executed proxies that are unmarked will be voted for the election of the applicable nominees named herein as Directors of the Fund and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournments thereof.

    Holders of Common Stock who tender proxies by mail should sign and return the white proxy card. Holders of ATP should sign and return the yellow proxy card. The proxy card should be returned in the enclosed postage-paid envelope. Certain holders of Common Stock also have the option of executing and returning their proxies by telephone or over the Internet. The form of proxy these stockholders receive along with the proxy statement includes an attachment that has instructions both for calling a toll free number for automated touch-tone voting and for finding a website address that will permit voting over the Internet. Prior to using either of these methods of voting, stockholders should read the proxy statement and have it and the form of proxy ready at hand.

    A stockholder voting by telephone or over the Internet represents that the stockholder is authorized to vote the shares of Common Stock being voted, for example, when a stockholder is acting on behalf of all registered owners of an account or in the capacity of trustee of a trust or officer of an organization that holds Fund shares. In addition, by using the telephone or the Internet to submit voting instructions, the stockholder expressly authorizes EquiServe,

L.P., which is assisting the Fund in gathering and tabulating votes for the Annual Meeting, and its agents, to execute a proxy to vote the stockholder's shares at the Annual Meeting as the stockholder has indicated. The Fund believes that the procedures governing the execution of proxies by telephone or over the Internet are reasonably designed to ensure that the identities of the stockholders executing proxies are accurately determined and that the voting instructions of those stockholders are accurately recorded.

    Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" for purposes of Proposal One. Abstentions will, however, be counted as shares present at the Meeting for purposes of a quorum. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions. A stockholder may revoke his or her proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund or by returning a subsequently dated proxy. In addition, holders of Common Stock who may vote by telephone or over the Internet may also revoke their proxies by executing a subsequently dated proxy using either of these methods of voting. Common stockholders who vote by telephone or over the Internet should not subsequently return a proxy card by mail unless they intend the proxy card to revoke their prior instructions given by telephone or over the Internet.

    If shares of the ATP are registered in the name of a New York Stock Exchange ("NYSE") member or the name of the member's nominee on behalf of the shares' beneficial owner, the member will request voting instructions with respect to the shares from the beneficial owner. If the member does not receive voting instructions for those shares in a timely manner and certain other conditions are met, the member may vote the shares in the same proportion as the member votes shares of the ATP for which beneficial holders have provided voting instructions.

    In the event a quorum is not present at the Annual Meeting or in the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of stockholders. A stockholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

    In addition to the solicitation of proxies by mail, Directors and officers of the Fund or other representatives of the Fund may also solicit proxies by telephone or telegraph or in person. The Fund may also retain a proxy solicitation firm to assist in the solicitation of proxies. The costs of retaining such a firm, which the Fund does not anticipate would exceed $15,000, would depend upon the amount and type of services rendered and would be borne by the Fund. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

    Each Stockholder entitled to notice of and to vote at the Annual Meeting has been sent a copy of the Annual Report of the Fund for the year ended December 31, 2001, including financial statements, either with this Proxy Statement or under separate cover. IF YOU DID NOT RECEIVE THE ANNUAL REPORT OR IF YOU WOULD LIKE TO REQUEST ANOTHER COPY YOU MAY CALL THE FUND COLLECT AT (617) 263-6400.

                             THE INVESTMENT ADVISER
                          AND ADMINISTRATIVE SERVICES

    Wellington Management Company, LLP with its principal office at 75 State Street, Boston, Massachusetts 02109, has served as the investment adviser to the Fund since February 19, 1992. Since February 1992 the Fund has engaged Ellen E. Terry to perform administrative services. Since February 1992 the Fund has also engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the President of the Fund and Ms. Terry.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    The stockholders of the Fund are being asked to elect the five nominees listed below as Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. The five nominees named below are presently serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

    Under the terms of the Fund's charter, the holders of the ATP are entitled as a class, to the exclusion of the holders of the Common Stock, to elect two Directors of the Fund. For this purpose all series of ATP vote together as a single class. Joseph L. Bower and Bernard J. Korman have been nominated as the Directors to be elected by the holders of the ATP. The Fund's charter further provides for the election of the other three nominees named below by the holders of the Common Stock and the holders of all series of the ATP, voting together as a single class. A plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of the relevant class or classes represented at the Annual Meeting in person or by proxy may elect all of the Directors who are subject to election by such class or classes.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE FIVE NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

    The nominees for election to the Board of Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), are as follows:

                                      POSITION WITH        PRINCIPAL OCCUPATION(S)
            NAME AND AGE              THE FUND (1)           DURING PAST 5 YEARS                  OTHER DIRECTORSHIPS
            ------------              ------------           -------------------                  -------------------
 PREFERRED STOCK NOMINEES
 Joseph L. Bower                      Director       Professor, Harvard Business School   Director of Anika Therapeutics,
 Date of Birth:                       since 1988     since 1963 - as Donald K. David      Inc., Sonesta International Hotels
 09/21/38                                            Professor of Business                Corporation, Loews Corporation (a
                                                     Administration since 1986, Senior    conglomerate), and Brown Shoe
                                                     Associate Dean, Chair of the         Company, Inc.; Independent General
                                                     Doctoral Programs, Chair of the      Partner of ML-Lee Acquisition
                                                     General Management Area, and         Funds, L.P.; and Trustee of TH
                                                     currently, Chair of the General      Lee-Putnam Emerging Opportunities
                                                     Manager Program; member and          Portfolio.
                                                     research fellow at the Institute of
                                                     Politics since 1966; faculty member
                                                     of the John F. Kennedy School of
                                                     Government since 1969.
 Bernard J. Korman                    Director       Chairman of the Board of             Director of Kramont Realty Trust,
 Date of Birth:                       since 1987     Philadelphia Health Care Trust.      Omega Healthcare Investors, Inc.
 10/13/31                                                                                 (real estate investment trust),
                                                                                          Omega Worldwide, Inc. (real estate
                                                                                          company), The Pep Boys, Inc.
                                                                                          (automotive supplies), and Nutramax
                                                                                          Products, Inc. (a consumer
                                                                                          healthcare products company).
 COMMON STOCK NOMINEE
 Ernest E. Monrad                     Director       Trustee since 1960 and Chairman of
 Date of Birth:                       since 1988     the Trustees from 1969 to May 2001
 05/30/30                                            of Northeast Investors Trust;
                                                     Chairman, Assistant Treasurer and a
                                                     Director since 1981 of Northeast
                                                     Investors Growth Fund; Director of
                                                     Northeast Investment
                                                     Management, Inc., and Northeast
                                                     Management & Research Co., Inc.;
                                                     and Trustee, Century Small Cap
                                                     Select 2000 and Trustee Century
                                                     Shares Trust.

-------------------

(1)  The Fund is not part of any fund complex.

    The nominees for election to the Board of Directors who are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act are as follows:

                                      POSITION(S)
                                       WITH THE          PRINCIPAL OCCUPATION(S)
            NAME AND AGE               FUND (1)            DURING PAST 5 YEARS                  OTHER DIRECTORSHIPS
            ------------               --------            -------------------                  -------------------
 COMMON STOCK NOMINEES
 Robert F. Birch*                     Director     Private investor and consultant.     Director of Hyperion Total Return
 Date of Birth:                       and                                               Fund, Inc., Hyperion 2002 Term
 3/12/36                              President                                         Trust, Inc., Hyperion 2005
                                      since 1992                                        Investment Grade Opportunity Term
                                                                                        Trust, Inc., and the Brandywine
                                                                                        Funds (3 funds).

 Richard E. Floor*                    Director     Partner through his professional     Director of Affiliated Managers
 Date of Birth:                       and          corporation with the law firm of     Group, Inc.
 08/03/40                             Secretary    Goodwin Procter LLP, Boston,
                                      since 1987   Massachusetts.

-------------------

  * Messrs. Birch and Floor are deemed to be "interested persons" of the Fund under the 1940 Act because in the case of Mr. Birch, he is the President of the Fund and in the case of Mr. Floor, he is the Secretary of the Fund and a partner, through his professional corporation, of Goodwin Procter LLP, counsel to the Fund.
(1)  The Fund is not part of any fund complex.

    The address of each Director is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109.

EXECUTIVE OFFICER

    Ellen E. Terry (date of birth 04/09/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of Directors who are interested persons of the Fund. Ms. Terry served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. Ms. Terry's address is: The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer resigns or has been approved.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table shows the beneficial ownership of the Fund's common stock by the Fund's Directors and officers as of January 31, 2002, based on information provided to the Fund by the Directors and officers. No officer or Director of the Fund owns shares of the Fund's ATP. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated.

                                                                    PERCENT OF SHARES OF
                                              SHARES OF COMMON          COMMON STOCK
        NAME OF BENEFICIAL OWNER          STOCK BENEFICIALLY OWNED   BENEFICIALLY OWNED
        ------------------------          ------------------------   ------------------
Joseph L. Bower                                    20,000                      *
Bernard J. Korman                                 374,046                      *
Ernest E. Monrad                                  237,280(1)                   *
Robert F. Birch                                   105,278                      *
Richard E. Floor                                  210,080(2)                   *
Ellen Terry                                        16,954                      *
All executive officers and directors as
  a group                                         963,638                    1.4%

-------------------

  *  Less than 1%
(1) Includes 122,946 owned by Mr. Monrad's spouse and 7,037 shares held by Mr. Monrad as a fiduciary for unrelated persons. In both cases, Mr. Monrad disclaims beneficial ownership of such shares.
(2) Of the total shares indicated 8,371 are owned by Richard E. Floor Profit Sharing Trust, as to which Mr. Floor has sole voting and investment power as trustee.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    During the year ended December 31, 2001, the Directors of the Fund met five times. During such year each Director attended at least 75% of the meetings held by the Board. The Board of Directors has an Audit and Nominating Committee, which it created in February 2000 to succeed the Fund's Audit Committee. The Audit and Nominating Committee is responsible for: (a) overseeing the audit process for the Fund and considering any questions raised by the Fund's independent public accountants concerning the Fund's financial reporting process, internal controls and compliance procedures, (b) supervising the nomination and election of Directors who are not "interested persons" of the Fund and (c) reviewing on a periodic basis the Fund's governance structures and procedures. The Fund adopted a written charter for the Audit and Nominating Committee in 2000, which was filed as an Exhibit to the 2001 Proxy Statement filed with the Securities and Exchange Commission on March 16, 2001. The Audit and Nominating Committee is responsible for: (a) recommending the selection of the Fund's independent public accountants, (b) reviewing the scope and procedures of the year-end audit, (c) reviewing annual financial statements and
(d) conferring with the Fund's independent public accountants. The Audit and Nominating Committee is presently comprised of former members of the Audit Committee, including Messrs. Korman and Monrad and Professor Bower, each of the members are "independent," as defined by the New York Stock Exchange ("NYSE") Listing Company Manual in Sections 303.01(B)(2)(a) and (3). The Audit and Nominating Committee met twice during 2001, with each member attending such meeting. The Audit and Nominating Committee will consider nominees for Director recommended by stockholders when submitted in writing to the Fund's Secretary at the Fund's address.

    At its January 1999 meeting, the Directors established a Compensation Committee. The Compensation Committee is responsible for: (a) monitoring and revising as appropriate the compensation of Fund employees other than Mr. Birch, subject to review by the Board as a whole and (b) monitoring
Mr. Birch's compensation as President of the Fund and making recommendations to the Board regarding that compensation. Messrs. Monrad and Floor currently comprise the Compensation Committee. As described on page 5, Mr. Floor is an "interested person" of the Fund. The Compensation Committee met twice during 2001.

INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors selected the firm of Arthur Andersen LLP as independent public accountants for the Fund for the year ending December 31, 2002. Arthur Andersen LLP has acted as independent public accountants for the Fund since the Fund's first audit in February 1988. The services provided by Arthur Andersen LLP consist of the examination of the Fund's annual financial statements, assistance and consultation in connection with the Securities and Exchange Commission filings, and review of tax and certain compliance matters on behalf of the Fund.

    Arthur Andersen LLP is not expected to be represented at the Annual Meeting, but a representative of that firm will be available by telephone should the need for consultation arise.

    AUDIT FEES. For 2001, Arthur Andersen's fees for audit services provided to the Fund totaled $71,200.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. During 2001, Arthur Andersen provided nonaudit services for financial information systems design and implementation to Wellington Management Company, LLP, the Fund's investment adviser, for $275,095.

    ALL OTHER FEES. Arthur Andersen's fees for other services rendered to the Fund in 2001 were $5,700.

REPORT OF THE AUDIT AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

    The Fund's Audit and Nominating Committee of the Board is composed of each Director who is not an "interested person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act and who is independent under applicable rules of the NYSE and operates under a written charter adopted by the Board of Directors in 2000. The Audit and Nominating Committee has met and held discussions separately, and jointly with each of management and the Fund's independent public accountants. In addition, the Audit and Nominating Committee has reviewed and discussed the Fund's financial statements for 2001 with management and the independent accountants. The Audit and Nominating Committee discussed with the Fund's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Fund's independent public accountants also provided the Audit and Nominating Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit and Nominating Committee discussed with the independent public accountants that firm's independence. Based on the review and discussions described in this Report, the Audit and Nominating Committee recommended that the Board of Directors include the audited financial statements in the Fund's annual report to stockholders required by Section 30(e) of the 1940 Act and Rule 30e-1 thereunder for 2001 for filing with the SEC.

        Joseph L. Bower        Ernest E. Monrad        Bernard J. Korman

REMUNERATION OF DIRECTORS AND OFFICERS

    During the fiscal year ended December 31, 2001, the Fund paid each Director a fee of $24,000 per year plus $2,000 per Directors' meeting in which the Director participated except in the case of telephonic Directors' meetings for which the fee was $1,000, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch's compensation for services rendered to the Fund in his capacity as President for the calendar year ended December 31, 2001 was $100,000, and he currently receives an annual retainer of $100,000 for his services to the Fund as President. Each member of the Fund's Audit and Nominating Committee, which consists of the Fund's non-interested Directors, receives $2,000 for each Audit and Nominating Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 2001 aggregate remuneration of $164,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended December 31, 2001. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors.

                                    PENSION OR
                                    RETIREMENT
                                     BENEFITS      ESTIMATED
      NAME OF         AGGREGATE     ACCRUED AS      ANNUAL         TOTAL
     DIRECTOR        COMPENSATION  PART OF FUND  BENEFITS UPON  COMPENSATION
    OR OFFICER        FROM FUND      EXPENSES     RETIREMENT     FROM FUND
    ----------        ---------      --------     ----------     ---------
Robert F. Birch        $132,000        none           none       $132,000*
Joseph L. Bower        $ 33,000        none           none       $ 33,000
Richard E. Floor       $ 33,000        none           none       $ 33,000
Bernard J. Korman      $ 33,000        none           none       $ 33,000
Ernest E. Monrad       $ 33,000        none           none       $ 33,000
Ellen E. Terry         $149,342        none           none       $149,342

-------------------

  * Of this amount, $100,000 was compensation for service as President and $32,000 was compensation for service as a Director.

                                 OTHER MATTERS

    The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the Fund's 2003 Annual Meeting of Stockholders must be received at the Fund's principal offices, 33 Broad Street, Boston, MA 02109, no later than November 17, 2002 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. Proxies solicited by the Board of Directors for the Fund's 2002 Annual Meeting will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Fund's proxy statement as described above, that the Fund receives at its principal offices after January 30, 2002. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Company's proxy statement as described above, that the Company receives on or before January 30, 2002, subject to Securities and Exchange Commission rules governing the exercise of this authority.

Boston, Massachusetts
March 8, 2002

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                         Annual Meeting of Stockholders
                                 April 18, 2002
              Proxy Solicited on Behalf of the Board of Directors

    The undersigned holder of shares of Series A, Series B, Series C and/or Series D Auction Term Preferred Stock (collectively, "Auction Term Preferred Stock") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT F. BIRCH and RICHARD E. FLOOR or either of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, April 18, 2002 at 11:00 a.m., local time, and at any and all adjournments and postponements thereof, and thereat to vote all shares of the Auction Term Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

    Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?
--------------------------------------  ----------------------------------------
--------------------------------------  ----------------------------------------
--------------------------------------  ----------------------------------------

Please mark boxes in blue or black ink.

 1.  A.   GRANTING / / WITHHOLDING / / authority to vote for the election as
          Directors of all the Auction Term Preferred Stock nominees listed below.
          Joseph L. Bower and Bernard J. Korman
     B.   GRANTING / / WITHHOLDING / / authority to vote for the election as
          Directors of all the nominees listed below.
          Robert F. Birch, Richard E. Floor and Ernest E. Monrad

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

          (Continued and to be signed and dated on the reverse side.)

 2. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                      ------------------------------------- , 2002
                                      Date

                                      --------------------------------------------
                                                       Signature

                                      --------------------------------------------
                                                       Signature

                                      Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN ENCLOSED
                                   ENVELOPE.